SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        November 12, 2002
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                              THE SOUTHERN COMPANY
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             (Exact name of registrant as specified in its charter)

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   Delaware                       1-3526                       58-0690070
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  (State or other jurisdiction  (Commission File   (IRS Employer Identification
     of incorporation)              Number)                  No.)

      270 Peachtree Street, NW, Atlanta, Georgia                      30303
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           (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code              (404) 506-5000
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                                       N/A
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     (Former name or former address, if changed since last report.)

Item 9.       Regulation FD Disclosure.

              The information in this Current Report on Form 8-K, including the exhibits listed below, is being furnished, not filed, pursuant to Regulation FD. The information in this report and in such exhibits shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities under that Section. Furthermore, the information in this report and in such exhibits shall not be deemed to be incorporated by reference into the filings of The Southern Company ("Southern") under the Securities Act of 1933, as amended.

              On November 12, 2002, the Chief Executive Officer and the Chief Financial Officer of Southern each furnished to the Securities and Exchange Commission personal certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of the certifications are furnished as Exhibits 99.01 and 99.02 to this Current Report.

Exhibit 99.01    Certification of Chief Executive Officer of
                 Southern, dated November 12, 2002, pursuant to 18 U.S.C.
                 Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.02    Certification of Chief Financial Officer of
                 Southern, dated November 12, 2002, pursuant to 18 U.S.C.
                 Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     November 13, 2002           THE SOUTHERN COMPANY



                                      By  /s/ Tommy Chisholm
                                          Tommy Chisholm
                                          Secretary